UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 30, 2015

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 30, 2015, Hewlett-Packard Company (“HP Co.”) announced the pricing of $14.6 billion in aggregate principal amount of notes to be issued by its wholly-owned subsidiary, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”). Hewlett Packard Enterprise will issue $2,250,000,000 aggregate principal amount of 2.450% notes due 2017, $2,650,000,000 aggregate principal amount of 2.850% notes due 2018, $3,000,000,000 aggregate principal amount of 3.600% notes due 2020, $1,350,000,000 aggregate principal amount of 4.400% notes due 2022, $2,500,000,000 aggregate principal amount of 4.900% notes due 2025, $750,000,000 aggregate principal amount of 6.200% notes due 2035, $1,500,000,000 aggregate principal amount of 6.350% notes due 2045, $350,000,000 aggregate principal amount of floating rate notes due 2017 and $250,000,000 aggregate principal amount of floating rate notes due 2018 (collectively, the “Notes”). The Notes will be Hewlett Packard Enterprise’s senior unsecured obligations and will rank equally in right of payment with all of Hewlett Packard Enterprise’s existing and future senior unsecured indebtedness. The Notes will initially be guaranteed on a senior unsecured basis (the “Downstream Parent Guarantee”) by HP Co. The Downstream Parent Guarantee will automatically and unconditionally be released at such time as (i) HP Co. no longer owns any equity securities of Hewlett Packard Enterprise, including upon HP Co.’s distribution of all of the outstanding shares of Hewlett Packard Enterprise common stock to HP Co.’s shareholders in connection with the previously announced separation of Hewlett Packard Enterprise from HP Co. (the “Distribution”), and (ii) beneficial ownership of substantially all of the assets intended to be included in Hewlett Packard Enterprise has been transferred to Hewlett Packard Enterprise.

If the Distribution has not been completed on or before February 1, 2016 or, if prior to such date, HP Co. has abandoned the Distribution, then Hewlett Packard Enterprise has agreed to guarantee each series of HP Co.’s then outstanding senior unsecured notes as well as the obligations of HP Co. under the applicable indentures governing such notes (the “Upstream Guarantee”).

In connection with the issuance of the Notes, HP Co. and Hewlett Packard Enterprise entered into a Purchase Agreement dated September 30, 2015, among Hewlett Packard Enterprise, as issuer, HP Co., as guarantor, and the representatives of the several initial purchasers named in the Purchase Agreement (the “Initial Purchasers”), pursuant to which Hewlett Packard Enterprise agreed to issue and sell the Notes to the Initial Purchasers.

In connection with the issuance of the Notes, Hewlett Packard Enterprise will enter into an indenture, as supplemented by one or more supplemental indentures (together, the “Indenture”), with The Bank of New York Mellon Trust Company, N.A., as trustee. HP Co. will provide the Downstream Parent Guarantee pursuant to a Guarantee Agreement to be dated the date of the Indenture. The Notes will be subject to certain customary covenants, including limitations on Hewlett Packard Enterprise’s ability, with significant exceptions, (i) to incur debt secured by liens; (ii) to engage in certain sale and leaseback transactions; and (iii) to consolidate, merge, convey or transfer its assets substantially as an entirety. In addition, pursuant to a customary change of control covenant, upon a change of control repurchase event, Hewlett Packard Enterprise will be required to make an offer to repurchase the Notes at a price equal to 101% of the aggregate principal amount of such Notes, plus any accrued and unpaid interest to the date of repurchase.

The issuance of the Notes is expected to close on October 9, 2015, subject to customary closing conditions.

A copy of the press release announcing the pricing of the Notes is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP Co. and its consolidated subsidiaries and Hewlett Packard Enterprise could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the pricing of the Notes, statements of the plans, strategies and objectives of HP Co. and Hewlett Packard Enterprise for future operations, including the separation transaction; any statements regarding the issuance of the Notes; any statements regarding the Downstream Parent Guarantee; any statements regarding the Upstream Guarantee; other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Other important factors that could cause the statements made in this document or the actual results of operations or financial condition of HP Co. and Hewlett Packard Enterprise to differ include, without limitation, that the Notes issuance is subject to customary closing conditions. There can be no assurance that the Notes issuance will be completed as described herein or at all. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected and other risks that are described in HP Co.’s and Hewlett Packard Enterprise’s filings with the Securities and Exchange Commission, including but not limited to the risks described in HP Co.’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014, HP Co.’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2015, and Hewlett Packard Enterprise’s Registration Statement on Form 10 dated July 1, 2015, as amended August 10, 2015, September 4, 2015, September 15, 2015 and September 28, 2015. Each of HP Co. and Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Hewlett-Packard Company’s press release, dated September 30, 2015, entitled “Hewlett-Packard Company Announces Pricing of Senior Notes by Hewlett Packard Enterprise Company”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: September 30, 2015	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Hewlett-Packard Company’s press release, dated September 30, 2015, entitled “Hewlett-Packard Company Announces Pricing of Senior Notes by Hewlett Packard Enterprise Company”.